Exhibit 99.1

Guidewire Software Announces First Quarter Fiscal 2017 Financial Results

Foster City, CA - November 29, 2016 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended October 31, 2016.

“Revenue and profitability exceeded our guidance for the first quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “We continue to see P/C insurers of all sizes undertaking transformation programs to compete in a more digital and data-driven future. Our product strategy of unifying a transactional core with digital and data solutions matches this demand, as reflected by strong interest in our new cloud-based Predictive Analytics and Underwriting Management solutions.”

Ryu continued, “We were also pleased to welcome a record number of participants to our 12th annual Connections user conference in October, where we showcased the new major release of Guidewire InsurancePlatformTM and our growing ecosystem of service and technology partners. Our customers validated our focus on building an industry-standard platform to reduce technology complexity and total cost of ownership for the P/C industry.”

First Quarter Fiscal 2017 Financial Highlights

Revenue

•
License and other revenue for the first quarter of fiscal 2017 was $38.7 million, an increase of 20% from the first quarter of fiscal 2016. Maintenance revenue was $16.5 million, an increase of 18% and services revenue was $38.9 million, an increase of 8%. Total revenue was $94.1 million, an increase of 14% from the same quarter in fiscal 2016.

•	Rolling four-quarter recurring term license and maintenance revenue was $272.7 million as of October 31, 2016, an increase of 21% compared to the same metric as of October 31, 2015.
Profitability

•	GAAP operating loss was $18.3 million for the first quarter of fiscal 2017, compared with an operating loss of $9.0 million in the comparable period in fiscal 2016.

•	Non-GAAP operating income was $1.0 million for the first quarter of fiscal 2017, compared with $6.5 million in the comparable period in fiscal 2016.

•
GAAP net loss was $7.9 million for the first quarter of fiscal 2017, compared with net loss of $1.6 million for the comparable period in fiscal 2016. GAAP net loss per share was $0.11, based on diluted weighted average shares outstanding of 73.3 million, compared with net loss of $0.02 per share for the comparable period in fiscal 2016, based on diluted weighted average shares outstanding of 71.2 million.

•
Non-GAAP net income was $1.1 million for the first quarter of fiscal 2017, compared with $4.8 million in the comparable period in fiscal 2016. Non-GAAP net income per diluted share was $0.02, based on diluted weighted average shares outstanding of 74.6 million, compared with $0.07 in the comparable period in fiscal 2016, based on diluted weighted average shares outstanding of 72.9 million.

Balance Sheet

•
The Company had $686.2 million in cash, cash equivalents and investments at October 31, 2016, compared with $735.8 million at July 31, 2016. The Company used $12.9 million in cash for operations in the first quarter of fiscal 2017, reflecting normal seasonal patterns, and an additional $33.6 million to complete the acquisition of FirstBest Systems, Inc.

Business Outlook
Guidewire is issuing the following outlook for the second quarter and fiscal 2017, based on current expectations:

(in $ millions, except per share outlook)	Second Quarter Fiscal 2017			Full Year Fiscal 2017
Revenue	106.0	–	110.0	473.0	–	483.0
License revenue	56.0	–	60.0	254.0	–	262.0
Maintenance revenue	16.0	–	17.0	66.0	–	68.0
Services revenue	32.5	–	34.5	150.0	–	156.0
GAAP operating income	(6.7)	–	(2.7)	(1.7)	–	8.3
Non-GAAP operating income	13.5	–	17.5	77.0	–	87.0
GAAP net income	(2.9)	–	(1.2)	0.6	–	5.0
GAAP net income per share	(0.04)	–	(0.02)	0.01	–	0.07
Non-GAAP net income	8.9	–	11.6	52.8	–	59.4
Non-GAAP net income per share	0.12	–	0.15	0.70	–	0.79
Guidewire continues to target term license revenue growth of 20% or higher for the current fiscal year. Non-GAAP operating income and non-GAAP net income exclude stock-based compensation expense and amortization of intangible assets.

Conference Call Information

What:	Guidewire Software First Quarter Fiscal 2017 Financial Results Conference Call

When:	Tuesday, November 29, 2016

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(888) 802-2279, Domestic
(913) 312-1524, International

Replay:	(877) 870-5176, Passcode 1867001, Domestic
(858) 384-5517, Passcode 1867001, International

Webcast:	http://ir.guidewire.com (live and replay)

The webcast will be archived on Guidewire’s website for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income, Non-GAAP net income per share and Non-GAAP tax provision. These Non-GAAP financial measures exclude stock-based compensation and amortization of intangibles, and the tax effect of these adjustments for Non-GAAP net income and Non-GAAP net income per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property/Casualty (P/C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements - core operations, data and analytics, and digital engagement - into a technology platform that enhances insurers’ ability to engage and empower their customers and employees. More than 260 P/C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.
NOTE: Guidewire, Guidewire Software, Guidewire ClaimCenter, Guidewire PolicyCenter, and Guidewire BillingCenter are registered trademarks of Guidewire Software, Inc. in the United States and/or other countries.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	October 31, 2016	July 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$131,063	$223,582
Short-term investments	399,279	404,655
Accounts receivable	55,132	62,792
Prepaid expenses and other current assets	20,019	16,643
Total current assets	605,493	707,672
Long-term investments	155,856	107,565
Property and equipment, net	13,010	12,955
Intangible assets, net	28,166	14,204
Deferred tax assets, net	45,571	31,364
Goodwill	46,343	30,080
Other assets	8,955	12,338
TOTAL ASSETS	$903,394	$916,178
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$10,566	$9,929
Accrued employee compensation	19,594	41,267
Deferred revenues, current	63,023	60,270
Other current liabilities	6,887	7,617
Total current liabilities	100,070	119,083
Deferred revenues, noncurrent	5,788	9,745
Other liabilities	3,317	3,415
Total liabilities	109,175	132,243
STOCKHOLDERS’ EQUITY:
Common stock	7	7
Additional paid-in capital	761,906	742,690
Accumulated other comprehensive loss	(7,667)	(6,593)
Retained earnings	39,973	47,831
Total stockholders’ equity	794,219	783,935
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$903,394	$916,178

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended October 31,
	2016	2015
Revenues:
License and other	$38,721	$32,340
Maintenance	16,532	14,013
Services	38,874	35,927
Total revenues	94,127	82,280
Cost of revenues: (1)
License and other	2,430	1,164
Maintenance	3,325	2,475
Services	36,264	31,531
Total cost of revenues	42,019	35,170
Gross profit:
License and other	36,291	31,176
Maintenance	13,207	11,538
Services	2,610	4,396
Total gross profit	52,108	47,110
Operating expenses: (1)
Research and development	30,750	25,672
Sales and marketing	25,500	19,291
General and administrative	14,160	11,110
Total operating expenses	70,410	56,073
Loss from operations	(18,302)	(8,963)
Interest income	1,342	696
Other income (expense), net	(681)	217
Loss before income taxes	(17,641)	(8,050)
Benefit from income taxes	(9,783)	(6,420)
Net loss	$(7,858)	$(1,630)
Net loss per share:
Basic	$(0.11)	$(0.02)
Diluted	$(0.11)	$(0.02)
Shares used in computing net loss per share:
Basic	73,293,467	71,242,897
Diluted	73,293,467	71,242,897

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended October 31,
	2016	2015
	(unaudited, in thousands)
Stock-based compensation expenses:
Cost of license revenue	$51	$89
Cost of maintenance revenues	413	339
Cost of services revenues	4,695	4,363
Research and development	4,467	3,672
Marketing and sales	4,223	3,430
General and administrative	4,028	3,254
Total stock-based compensation expenses	$17,877	$15,147

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended October 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,858)	$(1,630)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,074	1,791
Stock-based compensation	17,877	15,147
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	(475)
Deferred tax assets	(10,502)	(6,905)
Amortization of premium on available-for-sale securities	463	877
Other non-cash items affecting net loss	4	18
Changes in operating assets and liabilities:
Accounts receivable	8,682	7,638
Prepaid expenses and other assets	191	(1,071)
Accounts payable	902	(2,542)
Accrued employee compensation	(21,300)	(19,840)
Other liabilities	(1,251)	(1,039)
Deferred revenues	(3,192)	(2,859)
Net cash used in operating activities	(12,910)	(10,890)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(200,893)	(195,336)
Sales of available-for-sale securities	157,163	188,867
Purchase of property and equipment	(2,474)	(3,016)
Acquisition of business, net of acquired cash	(33,593)	—
Net cash used in investing activities	(79,797)	(9,485)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	1,112	1,463
Taxes remitted on RSU awards vested	—	(874)
Excess tax benefit from exercise of stock options and vesting of restricted stock units	—	475
Net cash provided by financing activities	1,112	1,064
Effect of foreign exchange rate changes on cash and cash equivalents	(924)	(320)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(92,519)	(19,631)
CASH AND CASH EQUIVALENTS—Beginning of period	223,582	212,362
CASH AND CASH EQUIVALENTS—End of period	$131,063	$192,731

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended October 31,
	2016	2015
Income (loss) from operations reconciliation:
GAAP net income (loss) from operations	$(18,302)	$(8,963)
Non-GAAP adjustments:
Stock-based compensation (1)	17,877	15,147
Amortization of intangibles (1)	1,438	360
Non-GAAP income from operations	$1,013	$6,544

Net income (loss) reconciliation:
GAAP net income (loss)	$(7,858)	$(1,630)
Non-GAAP adjustments:
Stock-based compensation (1)	17,877	15,147
Amortization of intangibles (1)	1,438	360
Non-GAAP tax impact (2)	(10,336)	(9,124)
Non-GAAP net income	$1,121	$4,753

	Three Months Ended October 31,
	2016	2015
Tax provision (benefits) reconciliation:
GAAP tax provision (benefits)	$(9,783)	$(6,420)
Non-GAAP adjustments:
Stock-based compensation	5,721	5,008
Amortization of intangibles	460	119
ISO deduction	22	60
Tax effect on GAAP profit before taxes due to different tax rates between GAAP and non-GAAP	4,133	3,937
Non-GAAP tax provision	$553	$2,704

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the tax benefit resulting from all non-GAAP adjustments.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Operating Results
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP operating results for the periods indicated below:
	Three Months Ended October 31,
Earnings per share reconciliation:	2016	2015
GAAP earnings per share - Diluted	$(0.11)	$(0.02)
Amortization of intangibles acquired in business combinations	0.02	0.01
Stock-based compensation	0.24	0.21
Less tax benefit of non GAAP items	(0.14)	(0.13)
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	0.01	—
Non-GAAP earnings per share - Diluted	$0.02	$0.07

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

	Three Months Ended October 31,
Shares used in computing non-GAAP per share amounts:	2016	2015
GAAP Weighted average shares - Diluted	73,293,467	71,242,897
Non-GAAP dilutive shares excluded from GAAP EPS calculation (1)	1,291,775	1,660,819
Pro forma weighted average shares - Diluted	74,585,242	72,903,716

(1) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a Non-GAAP basis, these shares have a dilutive effect on Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Second Quarter Fiscal 2017			Full Year Fiscal 2017
Outlook reconciliation: GAAP and non-GAAP operating income/(loss)
GAAP operating income/(loss)	(6.7)	–	(2.7)	(1.7)	–	8.3
Non-GAAP adjustments:
Stock-based compensation	18.0	–	19.0	70.8	–	73.8
Amortization of intangibles	1.4	–	1.9	5.9	–	6.9
Non-GAAP income from operations	13.5	–	17.5	77.0	–	87.0

Outlook reconciliation: GAAP and non-GAAP net income/(loss)
GAAP net income/(loss)	(2.9)	–	(1.2)	0.6	–	5.0
Non-GAAP adjustments:
Stock-based compensation	18.0	–	19.0	70.8	–	73.8
Amortization of intangibles	1.4	–	1.9	5.9	–	6.9
Non-GAAP tax impact	(8.3)	–	(7.3)	(26.5)	–	(24.3)
Non-GAAP net income	8.9	–	11.6	52.8	–	59.4